John Hancock Funds
                             Government
                               Income
                                Fund

                           ANNUAL REPORT

                            May 31,1997


TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy -- not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors than they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of May, the Dow had risen by 14.6% and the broader Standard & Poor's 500 Stock Index by 15.4% -- levels not many thought the market would reach all year, let alone in five months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and
Chief Executive Officer, flush right, next to second paragraph.



BY BARRY EVANS, CFA, PORTFOLIO MANAGER

John Hancock
Government Income Fund

Bond investors shift between panic and glee, depending on economic outlook

Recently, John Hancock Government Income Fund's fiscal year end changed from October to May. What follows is a discussion of the Fund's performance for the 12-month period ended May 31, 1997.

This past year, the bond market came full circle -- but it wasn't a smooth ride. Last summer's strong economy caused bond investors to worry about rising inflation and higher interest rates. Yields climbed, with the benchmark 30-year Treasury peaking in July at 7.19%. During the fall, weaker economic numbers erased investors' concerns, with 30-year Treasury yields falling to 6.35% in late November. Bond prices rallied until December, when it became clear the economy was no longer slowing. Yields rose in advance of the Federal Reserve's decision to boost short-term interest rates in March. Investors expected another increase to follow, so yields kept moving up. They finally reversed course late in April, amid signs of weaker economic growth. The 30-year Treasury ended May with a yield of 6.92% -- about where it had begun a year earlier.

"This past
year, the
bond market
came full
circle..."

With little overall change in interest rates, the best performers were mortgage-backed securities, U.S. government agencies, and foreign government bonds that offer a yield advantage over U.S. Treasuries. Their added income enhances total return (income plus price changes), especially when bond prices are flat or falling. The Lehman Brothers Mortgage Index, for example, gained 9.32% for the year ended May 31, 1997. This compared to just 7.46% for the Lehman Brothers Treasury Index.

A 2 1/4" x 3 3/4" photo of the portfolio management team. Caption reads:
"Barry H. Evans (seated) and Fund management team members Roger Hamilton (center) and Seth Robbins (right)."



Pie chart with heading "Portfolio Diversification" at top of left hand column. The pie is divided into four sections. From top going clockwise: Foreign Banks 4%; Foreign Governments 13%; U.S. Treasuries 34%; and U.S. Government Agencies 49%. A footnote below reads: "As a percentage of net assets on May 31, 1997."

Fortunately, John Hancock Government Income Fund favored higher-yielding bonds over Treasuries. For the 12 months ended May 31, 1997, the Fund's Class A and Class B shares had total returns of 7.86% and 6.94%, respectively, at net asset value. By comparison, the average general U.S. government fund returned 7.03%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

"...we had
65% to
70% of
the Fund's
assets in
bonds with
a yield
advantage
over
Treasuries."

The yield advantage

For most of the year, we had 65% to 70% of the Fund's assets in bonds with a yield advantage over Treasuries. About half of this was in traditional mortgage bonds, which did well. Our largest stake was in GNMA current coupon mortgages -- those with rates close to prevailing interest rates -- because they're easy to buy and sell. In April, we took some profits. Prices on mortgage bonds were high, and yield premiums over Treasuries were near historic lows. Plus, we were worried about extension risk. If interest rates are stable or rising, homeowners are less likely to pay off their mortgages early. This has the effect of lengthening the maturity of a mortgage bond, which increases its risk. With hindsight, we would have been better off keeping our high mortgage stake.

We also had 12% to 18% of the Fund's assets in dollar-denominated, foreign government bonds, which also did well. Our Canadian bonds benefited as the government got its fiscal house in order and improved its credit rating. We also owned government bonds from Argentina and Brazil that offered higher yields than U.S. government bonds, plus the potential for long-term price gains. Both callable U.S. government agency bonds and collateralized mortgage obli-gations (CMOs) also helped performance. Callable agencies are bonds issued by government agencies that can be redeemed before maturity. Over the year, we raised our stake in agencies to 10%, up from 4%. We kept about 9% of the Fund's assets in CMOs -- securities that separate the cash flows of mortgage pools into various classes with different maturities.

Low-risk profile

During most of the year, we kept only 30% to 35% of the Fund's assets in Treasuries. Our focus was on 30-year Treasuries and cash. We avoided short- and intermediate-term Treasuries, which tend to get hurt more than longer maturity bonds when the Fed raises rates. Even after the Fed's March move, we steered clear of two- and three-year maturities because their prices didn't reflect the possibility of another rate increase. We did, however, add some five- and ten-year Treasuries.

We also took a low-risk approach to duration -- a measure of how sensitive the Fund is to changes in interest rates. The longer a bond's duration, the more its price will fall as interest rates rise -
- or rise as interest rates fall. For the most part, we kept duration around the peer group average of five years. We shortened slightly last summer and again during the first quarter of 1997, when the economy looked strong and we thought interest rates might be headed up. The only time we lengthened was last fall, when rates were falling.



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the 12 months ended May 31, 1997." The chart is scaled in increments of 2% from top to bottom, with 10% on the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 7.86% total return for John Hancock Government Income Fund:
Class A. The second represents the 6.94% total return for John Hancock Government Income Fund: Class B. The third represents the 7.03% total return for the Average general U.S. government fund. Footnote below reads: "Total returns for John Hancock Government Income Fund are at net asset value with all distributions reinvested. The average general U.S. government fund is tracked by Lipper Analytical Services.(1) See the following two pages for historical performance information."

Waiting game

The end of May left bond investors wondering what the Fed's next move would be. In April and May, the economy seemed to ease off its torrid first quarter pace. But slower consumer spending may have been the result of temporary factors -- a cool spring, floods in the Midwest and auto strikes. We'll be watching housing starts, durable goods purchases, and growth in personal income, auto sales and retail sales to determine whether the economy is in fact picking up steam. We expect the Fed to raise rates at least once,which could cause prices to drop. We'd see this as an opportunity to buy long-term Treasuries in preparation for falling interest rates. In the meantime, we plan to hold tight with our above-average stake in higher-yielding securities.

Long term, we believe the bond market's prospects are bright. If the economy eventually slows, rates will fall and bond prices will rise. Meanwhile, the supply of U.S. government bonds is shrinking as the Federal government gets spending under control. Demand is high, especially from foreign investors. Plus, we see no major commodity price or inflation shocks on the horizon. All of these factors add up to a promising future for bond investors.

"...the supply
of U.S.
government
bonds is
shrinking..."

---------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Government Income Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset per share. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended March 31, 1997

                       ONE         FIVE      LIFE OF
                      YEAR        YEARS        FUND
                   ----------   ---------   ----------
John Hancock
Government
Income Fund:
Class A(1)          (0.38%)        N/A         14.74%
John Hancock
Government
Income Fund:
Class B(2)          (1.56%)      28.98%        78.91%


AVERAGE ANNUAL TOTAL RETURNS

For the period ended March 31, 1997


                       ONE         FIVE      LIFE OF
                      YEAR        YEARS        FUND
                   ----------   ---------   ----------
John Hancock
Government
Income Fund:
Class A(1)           (0.38%)        N/A        5.65%
John Hancock
Government
Income Fund:
Class B(2)           (1.56%)       5.22%       6.60%


YIELDS

As of May 31, 1997
                              SEC 30-DAY
                                YIELD
                           ----------------
John Hancock
Government
Income Fund:
Class A                        5.98%
John Hancock
Government
Income Fund:
Class B                        5.51%

Notes to Performance

(1) Class A shares commenced on September 30, 1994.

(2) Class B shares commenced on February 23, 1988.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Government Income Fund would be worth on May 31, 1997, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Treasury Composite Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio.

Government Income Fund
Class A shares

Line chart with the heading Government Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the Government Income Fund on September 30, 1994, before sales charge, and is equal to $12,303 as of May 31, 1997. The second line represents the value of the Lehman Brothers Treasury Composite Index and is equal to $12,197 as of May 31, 1997. The third line represents the Government Income Fund, after sales charge, and is equal to $11,749 as of May 31, 1997.

Government Income Fund
Class B shares

Line chart with the heading Government Income Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Lehman Brothers Treasury Composite Index and is equal to $20,946 as of May 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Government Income Fund, before sales charge, on February 23, 1988, and is equal to $18,313 as of May 31, 1997.


*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS


Statement of Assets and Liabilities
May 31, 1997
-------------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
U.S. Government and agencies securities (cost - $416,240,097)            $410,849,933
Foreign government bonds (cost - $85,336,335)                              84,797,029
Multi-family mortgage backed bonds (cost - $9,419,506)                      9,290,271
Joint repurchase agreement (cost - $3,061,000)                              3,061,000
Corporate savings account                                                         171
                                                                         ------------
                                                                          507,998,404
Receivable for shares sold                                                     11,461
Interest receivable                                                         6,127,468
Other assets                                                                  170,247
                                                                         ------------
Total Assets                                                              514,307,580
-------------------------------------------------------------------------------------
Liabilities:
Payable for shares repurchased                                                177,131
Payable for margin variation - Note A                                         227,243
Dividend payable                                                              142,387
Payable to John Hancock Advisers, Inc. and affiliates - Note B                155,195
Accounts payable and accrued expenses                                         456,967
                                                                         ------------
Total Liabilities                                                           1,158,923
-------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                           540,681,531
Accumulated net realized loss on investments                            (  21,199,760)
Net unrealized depreciation of investments                              (   6,276,783)
Distributions in excess of net investment income                        (      56,331)
                                                                         ------------
Net Assets                                                               $513,148,657
=====================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial interest outstanding - unlimited number of shares authorized with no
par value, respectively)
Class A - $359,758,235/40,303,205                                        $       8.93
=====================================================================================
Class B - $153,390,422/17,184,111                                        $       8.93
=====================================================================================
Maximum Offering Price Per Share*
Class A - ($8.93 x 104.71%)                                              $       9.35
=====================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.





Statement of Operations
--------------------------------------------------------------------------------------------
                                                                             PERIOD FROM
                                                     YEAR ENDED           NOVEMBER 1, 1996
                                                  OCTOBER 31, 1996        TO MAY 31, 1997(1)
                                                  ----------------     ---------------------
Investment Income:
Interest                                            $52,084,692             $25,913,771
                                                    -----------             -----------
Expenses:
Investment management fee - Note B                    3,952,669               1,999,643
Distribution and service fee - Note B
Class A                                               1,066,882                 548,807
Class B                                               1,972,552                 954,757
Transfer agent fee - Note B                           1,098,875                 505,378
Custodian fee                                           161,369                  81,558
Printing                                                103,680                   3,430
Financial services fee - Note B                          96,304                  59,313
Miscellaneous                                            88,326                   6,723
Trustees' fees                                           86,595                  46,761
Registration and filing fees                             78,049                  45,850
Auditing fee                                             62,382                  30,025
Advisory board fee                                       51,407                      --
Legal fees                                               39,250                   1,005
                                                    -----------             -----------
Total Expenses                                        8,858,340               4,283,250
---------------------------------------------------------------------------------------
Net Investment Income                                43,226,352              21,630,521
---------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments and Financial Future Contracts:
Net realized gain (loss) on investments sold      (   3,115,736)              1,424,055
Net realized gain on financial futures contracts         54,519                 212,039
Change in net unrealized appreciation/
depreciation of investments                        ( 15,006,957)           ( 10,319,322)
Change in net unrealized appreciation/
depreciation of financial futures contracts              24,624            (    298,280)
                                                    -----------             -----------
Net Realized and Unrealized Loss on
Investments and Financial Futures Contracts        ( 18,043,550)           (  8,981,508)
---------------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                           $25,182,802             $12,649,013
=======================================================================================

(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEAR ENDED OCTOBER 31,     PERIOD FROM
                                                                                  ---------------------------- NOVEMBER 1, 1996
                                                                                      1995            1996      TO MAY 31, 1997(1)
                                                                                  -----------     ------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                            $ 21,225,641     $ 43,226,352     $ 21,630,521
Net realized gain (loss) on investments sold
and financial futures contracts                                                 (   6,768,941)   (   3,061,217)       1,636,094
Change in net unrealized appreciation/depreciation of investments
and financial futures contracts                                                    49,303,120    (  14,982,333)   (  10,617,602)
                                                                                  -----------     ------------     ------------
Net Increase in Net Assets Resulting from Operations                               63,759,820       25,182,802       12,649,013
                                                                                  -----------     ------------     ------------
Distributions to Shareholders:
Dividends from net investment income
Class A -- ($0.7182, $0.6475 and $0.3686 per share, respectively)               (   4,353,217)   (  30,301,964)   (  15,469,416)
Class B -- ($0.6528, $0.5817 and $0.3301 per share, respectively)               (  16,866,998)   (  12,924,388)   (   6,102,517)
Distributions in excess of net investment income
Class A -- (none, $0.0006 and none per share, respectively)                                --    (      24,790)              --
Class B -- (none, $0.0003 and none per share, respectively)                                --    (       6,308)              --
                                                                                  -----------     ------------     ------------
Total Distributions to Shareholders                                             (  21,220,215)  (   43,257,450)   (  21,571,933)
                                                                                  -----------     ------------     ------------
From Fund Share Transactions -- Net*:                                             413,699,323    ( 105,001,453)   (  52,375,680)
                                                                                  -----------     ------------     ------------
Net Assets:
Beginning of period                                                               241,284,430      697,523,358      574,447,257
                                                                                 ------------     ------------     ------------
End of period (including undistributed net investment income of $5,426, distributions in excess of net investment income
of $9,046 and $56,331, respectively)                                             $697,523,358     $574,447,257     $513,148,657
                                                                                 ============     ============     ============

*Analysis of Fund Share Transactions:

                                                        YEAR ENDED OCTOBER 31,                            PERIOD FROM
                                     ----------------------------------------------------------       NOVEMBER 1, 1996
                                               1995                           1996                   TO MAY 31, 1997(1)
                                    --------------------------    --------------------------    ------------------------
                                      SHARES        AMOUNT         SHARES           AMOUNT         SHARES         AMOUNT
                                    ----------   ------------    ----------    -----------     ---------     -----------
CLASS A
Shares sold                            316,821   $  2,814,999     2,410,470       $21,862,541          917,678      $ 8,339,272
Shares issued in reorganization
-- Note E                           51,435,148    464,795,225            --                --               --               --
Shares issued to shareholders in
reinvestment of distributions          217,963      2,023,104     1,608,652        14,641,736          843,678        7,579,076
                                    ----------   ------------    ----------       -----------        ---------      -----------
                                    51,969,932    469,633,328     4,019,122        36,504,277        1,761,356       15,918,348
Less shares repurchased            ( 1,498,883) (  13,909,339)  (10,824,321)     ( 98,756,948)      (5,149,479)    ( 46,344,996)
                                    ----------   ------------    ----------       -----------        ---------      -----------
Net increase (decrease)             50,471,049   $455,723,989   ( 6,805,199)     ($62,252,671)      (3,388,123)    ($30,426,648)
                                    ==========   ============    ==========       ===========        =========      ===========
CLASS B
Shares sold                          2,414,651   $ 21,569,979     1,969,851       $18,166,729        1,548,490      $13,820,117
Shares issued in
reorganization -- Note E               243,005      2,166,726            --                --               --               --
Shares issued to shareholders in
reinvestment of distributions          973,020      8,764,619       734,239         6,692,313          361,894        3,251,553
                                    ----------   ------------    ----------       -----------        ---------      -----------
                                     3,630,676     32,501,324     2,704,090        24,859,042        1,910,384       17,071,670
Less shares repurchased            ( 6,837,005) (  74,525,990)  ( 7,418,441)     ( 67,607,824)      (4,353,270)    ( 39,020,702)
                                    ----------   ------------    ----------       -----------        ---------      -----------
Net decrease                       ( 3,206,329) ($ 42,024,666)  ( 4,714,351)    ($42,748,782)       (2,442,886)    ($21,949,032)
                                    ==========   ============    ==========      ===========         =========      ===========

(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------
                                                           FOR THE PERIOD
                                                         SEPTEMBER 30, 1994
                                                          (COMMENCEMENT OF           YEAR ENDED OCTOBER 31,     PERIOD FROM
                                                            OPERATIONS) TO         ------------------------  NOVEMBER 1, 1996
                                                           OCTOBER 31, 1994        1995(1)           1996    TO MAY 31, 1997(7)
                                                           ----------------       ---------        --------  ---------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                          $    8.85          $    8.75        $   9.32       $   9.07
                                                              ---------          ---------        --------       --------
Net Investment Income                                              0.06               0.72            0.65(5)        0.37(5)
Net Realized and Unrealized Gain (Loss) on
Investments, Options and Financial Futures Contracts         (     0.10)              0.57      (     0.25)    (     0.14)
                                                              ---------          ---------        --------       --------
Total from Investment Operations                             (     0.04)              1.29            0.40           0.23
                                                              ---------          ---------        --------       --------
Less Distributions:
Dividends from Net Investment Income                         (     0.06)        (     0.72)     (     0.65)    (     0.37)
                                                              ---------          ---------        --------       --------
Net Asset Value, End of Period                                $    8.75          $    9.32        $   9.07       $   8.93
                                                              =========          =========        ========       ========
Total Investment Return at Net Asset Value (2,3)               (   0.45%)(4)         15.32%           4.49%          2.57%(4)
Total Adjusted Investment Return at Net Asset Value (3)        (   0.46%)(4)         15.28%             --             --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                       $    223           $470,569        $396,323       $359,758
Ratio of Expenses to Average Net Assets (2)                        0.12%(4)           1.19%           1.17%          1.13%(6)
Ratio of Net Investment Income to Average Net Assets (2)           0.71%(4)           7.38%           7.10%          7.06%(6)
Portfolio Turnover Rate                                              92%               102%(8)         106%           129%


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED OCTOBER 31,                               PERIOD FROM
                                             --------------------------------------------------------------  NOVEMBER 1, 1996 TO
                                               1992          1993          1994        1995(1)        1996     MAY 31, 1997(7)
                                             --------     --------      ---------     --------      --------   --------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period         $   9.79     $   9.83      $   10.05     $   8.75      $   9.32     $   9.08
                                             --------     --------      ---------     --------      --------     --------
Net Investment Income                            0.80         0.70           0.65         0.65          0.58(5)      0.33(5)
Net Realized and Unrealized Gain (Loss)
on Investments, Options and Financial
Futures Contracts                                0.03         0.24     (     1.28)        0.57    (     0.24)  (     0.15)
                                             --------     --------      ---------     --------      --------     --------
Total from Investment Operations                 0.83         0.94     (     0.63)        1.22          0.34         0.18
                                             --------     --------      ---------     --------      --------     --------
Less Distributions:
Dividends from Net Investment Income        (    0.79)  (     0.72)    (     0.65)   (    0.65)   (     0.58)  (     0.33)
Distributions from Net Realized Gains
on Investments
Sold and Financial Futures Contracts               --           --     (     0.02)          --            --           --
                                             --------     --------      ---------     --------      --------     --------
Total Distributions                         (    0.79)  (     0.72)    (     0.67)  (     0.65)   (     0.58)  (     0.33)
                                             --------     --------      ---------     --------      --------     --------
Net Asset Value, End of Period               $   9.83     $  10.05       $   8.75     $   9.32      $   9.08     $   8.93
                                             ========     ========      =========     ========      ========     ========
Total Investment Return
at Net Asset Value (2,3)                         8.81%        9.86%     (    6.42%)      14.49%         3.84%        2.02%(4)
Total Adjusted Investment Return
at Net Asset Value (3)                           8.66%        9.85%     (    6.43%)      14.47%           --           --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)     $225,540     $293,413       $241,061     $226,954      $178,124     $153,390
Ratio of Expenses to Average Net Assets (2)      2.00%        2.00%          1.93%        1.89%         1.90%        1.86%(6)
Ratio of Net Investment Income
to Average Net Assets (2)                        8.03%        7.06%          6.98%        7.26%         6.37%        6.32%(6)
Portfolio Turnover Rate                           112%         138%            92%         102%(8)       106%         129%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.

(2) Excluding interest expense, which equalled 0.04% for Class A for the year ended October 31,   1995 and 0.15%,
    0.01%, 0.01% and 0.02% for Class B for the years ended October 31, 1992, 1993, 1994 and 1995, respectively.

(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) On average month-end shares outstanding.

(6) Annualized.

(7) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

(8) Portfolio turnover excludes merger activity.

See notes to financial statements.





Schedule of Investments
May 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Government Income Fund on May 31, 1997. It's divided into four main categories: U.S. government and agencies securities, foreign government bonds, multi-family mortgage-backed bonds and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                          PAR  VALUE
                                     INTEREST           MATURITY             (000s             MARKET
ISSUER, DESCRIPTION                    RATE               DATE              OMITTED)            VALUE
-------------------                  --------           --------          ----------           ------
U.S.GOVERNMENT AND AGENCIES SECURITIES
Government -- U.S. (33.52%)
United States Treasury,
Bond                                 15.750%           11-15-01          $   34,340        $ 46,482,624
Bond                                 11.875            11-15-03              17,550          22,357,121
Bond *                               12.750            11-15-10              14,000          19,328,680
Bond                                 12.000            08-15-13              27,200          37,994,864
Bond                                  8.125            08-15-19              37,000          41,607,610
Note                                  8.000            05-15-01               4,000           4,211,240
                                                                                           ------------
                                                                                            171,982,139
                                                                                           ------------
Government -- U.S. Agencies (46.55%)
Federal Home Loan Bank,
Bond ARM                              6.250#           06-11-99               1,000           1,017,500
Note                                 12.500            09-10-97               7,000           7,130,130
Federal Home Loan Mortgage Corp.,
CMO Remic 1094-K                      7.000            06-15-21               2,300           2,268,375
CMO Remic 1608-L                      6.500            09-15-23               7,000           6,402,760
CMO Remic 1634-PN                     4.500            12-15-23              10,575           7,660,213
CMO Remic 1667-PE                     6.000            03-15-08              11,750          11,386,455
Federal Judiciary Office Building,
Zero Coupon Bond                       Zero            02-15-01                 250             196,603
Federal National Mortgage Assn.,
10 Yr  Pass Thru Ctf                  9.150            04-10-98              10,000          10,232,800
30 Yr  Pass Thru Ctf                  8.500            09-01-24 to           13,173          13,661,977
                                                       10-01-24
CMO Remic 1990-51-H                   7.500            05-25-20                 200             200,936
CMO Remic 1990-58-J                   7.000            05-25-20               3,700           3,608,647
CMO Remic 1990-94-D                   6.500            08-25-20               1,660           1,603,975
CMO Remic 1991-56-M                   6.750            06-25-21               4,000           3,883,720
Medium Term Note                     11.875            05-19-00               6,800           7,771,108
Financing Corp.,
Bond                                  9.400            02-08-18               4,000           4,931,240
Bond                                  9.650            11-02-18               1,600           2,014,992
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf                   6.500            03-20-23              11,543          11,838,727
30 Yr Pass Thru Ctf                   7.500            05-15-23 to           92,871          92,881,043
                                                       12-15-25
30 Yr Pass Thru Ctf                   8.000            09-15-23 to           25,059          25,605,997
                                                       08-15-24
30 Yr Pass Thru Ctf                  11.000            01-15-14 to            8,307           9,282,041
                                                       12-15-15
Small Business Administration,
Pass Thru Ctf Ser 97-E                7.300            05-01-17               4,000           4,012,500
Tennessee Valley Authority,
Note Ser D                            8.250            04-15-42              10,500          11,276,055
                                                                                           ------------
                                                                                            238,867,794
                                                                                           ------------
TOTAL U.S.GOVERNMENT AND AGENCIES SECURITIES
 (Cost $416,240,097)                                                     (    80.07%)       410,849,933
                                                                            -------        ------------
FOREIGN GOVERNMENT BONDS
U.S. Dollar-Denominated Foreign
Government Bonds (16.52%)
Argentina, Republic of,
Bond Ser FRB                          6.750#           03-31-05               5,335           4,978,222
Global Bond                          11.375            01-30-17               3,000           3,282,000
Brazil, Republic of,
Bond Ser A FRB                        6.500#           01-01-01               8,831           8,699,190
Colombia, Republic of,
Global Bond                           8.375            02-15-27               4,000           3,790,000
Hydro-Quebec Corp.,
Deb Ser HK                            9.375            04-15-30               5,440           6,398,093
Deb Ser GV                           10.700            10-15-07               5,000           5,085,250
Deb                                   9.400            02-01-21               5,000           5,833,500
International Bank for
Reconstruction &
Development, Bond                     7.625            01-19-23               5,700           5,943,447
Landeskreditbank Baden
-- Wuerttemberg,
Sub Note                              7.625            02-01-23              13,650          13,989,203
Ontario, Province of,
30 Yr Deb                            11.500            03-10-13              12,400          13,385,924
United Mexican States,
Bond                                 11.375            09-15-16               6,000           6,570,000
Venezuela, Republic of,
Deb Ser DL FRB                        6.500#           12-18-07               5,000           4,554,700
Bond Ser W-B                          6.750            03-31-20               3,000           2,287,500
                                                                                           ------------
TOTAL FOREIGN GOVERNMENT BONDS
(Cost $85,336,335)                                                       (    16.52%)        84,797,029
                                                                             ------        ------------
MULTI-FAMILY MORTGAGE-BACKED
BONDS (1.81%)
DLJ Mortgage Acceptance Corp.,
CMO 1993-M10-A2                       7.200            07-15-03               4,511           4,533,442
CMO 1993-MF7-A1                       7.400            06-18-03               4,692           4,756,829
                                                                                           ------------
TOTAL MULTI-FAMILY
MORTGAGE-BACKED BONDS
(Cost $9,419,506)                                                        (     1.81%)         9,290,271
                                                                             ------        ------------
TOTAL LONG-TERM BONDS
(Cost $510,995,938)                                                      (    98.40%)       504,937,233
                                                                             ------        ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.60%)
Investment in a joint repurchase
agreement transaction with Swiss
Bank Corp. Dated 5-30-97,
Due 6-02-97 (Secured by U.S.
Treasury Notes, 6.375%,
Due 5-15-99 and U.S. Treasury
Bonds, 6.25% thru 11.25%,
Due 11-15-08 thru 8-15-23)
Note A                                5.560                                   3,061           3,061,000
                                                                                           ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95%                                                                                  171
                                                                                           ------------
TOTAL SHORT-TERM INVESTMENTS                                             (     0.60%)         3,061,171
                                                                             ------        ------------
TOTAL INVESTMENTS                                                        (    99.00%)      $507,998,404
                                                                             ======        ============

* U.S. Treasury Bonds with a value of $978,860 owned by the Fund were designated as margin deposits for future contracts at May 31, 1997.

# Represents rates effective on May 31, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Notes to Financial Statements

NOTE A --
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Government Income Fund (the "Fund"), John Hancock High Yield Bond Fund and John Hancock Intermediate Maturity Government Fund. The other two series of the Trust are reported in separate financial statements. On June 25, 1996 the Trustees voted to approve a change in the fiscal period from October 31 to May 31. This change is effective May 31, 1997.The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities").

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc., a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $20,815,945 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: May 31, 2002 - $15,347,195, May 31, 2003 - $1,419,401, May 31, 2004 - $1,964,217, and
May 31, 2005 - $2,085,132. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the fund.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended May 31, 1997.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At May 31, 1997, open positions in financial futures contracts were as follows:

                                               UNREALIZED
EXPIRATION    OPEN CONTRACTS      POSITION    DEPRECIATION
----------  ------------------    --------   --------------
JUN 97      70 TREASURY BOND       SHORT       ($ 53,438)
JUN 97      100 TREASURY NOTE      SHORT       ( 112,187)
SEP 97      225 TREASURY NOTE      SHORT       (  56,250)
                                                --------
                                               ($221,875)
                                                ========

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the bond market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended May 31, 1997.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE SERVICES
AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.650% of the first $200,000,000 of the Fund's average daily net asset value, 0.625% of the next $300,000,000 and 0.600% of the Fund's average daily net asset value in excess of $500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended May 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $105,964. Out of this amount, $12,478 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $79,732 was paid as sales commissions to unrelated broker-dealers and $13,754 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended May 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $278,323.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of 0.01875% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $3,797.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended May 31, 1997, aggregated
$678,604,995 and $698,712,825, respectively.

The cost of investments (excluding the corporate savings account) owned at May 31, 1997 for federal income tax purposes was $514,440,753. Gross unrealized appreciation and depreciation of investments aggregated $7,461,177 and $13,903,697, respectively, resulting in net unrealized depreciation of $6,442,520.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the period ended May 31, 1997, the Fund has reclassified $105,873 from distributions in excess of net investment income to capital paid-in. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.



REPORT OF INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Bond Trust
John Hancock Government Income Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Government Income Fund (the "Fund"), one of the portfolios constituting John Hancock Bond Trust, including the schedule of investments, as of May 31, 1997, and the related statement of operations for the period from November 1, 1996 to May 31, 1997 and for the year ended October 31, 1996, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Government Income Fund portfolio of John Hancock Bond Trust at May 31, 1997, the results of its operations for the period from November 1, 1996 to May 31, 1997 and the year ended October 31, 1996, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                 /S/ ERNST & YOUNG LLP
Boston, Massachusetts
July 11, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1997.

All of the dividends paid for the fiscal year are taxable as ordinary income. None of the dividends qualify for the dividends received deduction available to corporations.

Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998. This will reflect the total of all distributions which are taxable for calendar year 1997.

Notes


John Hancock Funds - Government Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



Notes

John Hancock Funds - Government Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



Notes

John Hancock Funds - Government Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



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charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption
"Printed on Recycled Paper."

                                                 5600A 5/97
                                                       7/97



                     John Hancock Funds

                        High Yield
                           Bond
                           Fund

                       ANNUAL REPORT

                       May 31, 1997



TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy -- not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors than they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of May, the Dow had risen by 14.6% and the broader Standard & Poor's 500 Stock Index by 15.4% -- levels not many thought the market would reach all year, let alone in five months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.



BY ARTHUR CALAVRITINOS, CFA, PORTFOLIO MANAGER

John Hancock
High Yield Bond Fund

Volatility rules the bond market over inflation concerns


Recently, the Fund's fiscal year end changed from October to May. What follows is a discussion of the Fund's performance for the 12 months ended May 31, 1997.

Bonds had to work hard over the last 12 months to move ahead. Since the period began last June, bond investors have been in a stew over whether the economy was heating up and if inflation would rear its head. Interest rates followed the economic news up and down as investor sentiment swung back and forth between euphoria and woe. Strong employment figures in March sparked a big move up in rates, as the market began to anticipate that the Federal Reserve would raise short-term rates to temper the economy and pre-empt inflation -- which it did. By the end of May, inflation fears calmed and bonds stabilized.

"The favorable
economic
environment
has helped
high-yield
companies..."

High-yield bonds felt the effects of the market volatility, but they continued to outperform U.S. Treasury bonds by a wide margin. For the 12 months ending May 31, 1997, Treasury bonds with 10-year maturities gained 7.66%, while the broad high-yield market returned 13.26%, as measured by the Merrill Lynch high-yield bond index. High-yield bonds with a credit rating of single B, which are one of the Fund's focuses, advanced 14.14%. A combination of factors continues to bolster the high-yield bond market. Demand for these higher-yielding securities remains very strong, as investors continue to seek more yield in a relatively low interest-rate environment. Although higher-yield bonds carry a greater level of risk, since their credit ratings are below investment grade, investors have become more confident in the sector as it has performed well over the past several years. The favorable economic environment has also helped high-yield companies keep defaults to a minimum.

A 2" x 3 1/2" photo of the portfolio management team at bottom right. Caption reads: " Arthur Calavritinos (right) and Fund management team members: (l-r) Fred Cavanaugh, Linda Carter and Jamie Kellogg."

Top Five Securities

1. Gaylord Container      4.3%

2. Gulf States Steel      3.4%

3. Northwest Airlines     3.3%

4. NS Group               2.8%

5. Nextel                 2.7%

Footnote reads:
As a percentage of net assets on May 31, 1997

"...many of
our cyclical
holdings
helped boost
performance."

In this environment, John Hancock High Yield Bond Fund turned in a strong performance both on an absolute and relative basis. For the 12 months ended May 31, 1997, the Fund's Class A and Class B shares posted total returns of 17.08% and 16.21%, respectively, at net asset value. That compared favorably with the 13.13% return of the average high current yield fund, according to Lipper Analytical Services, Inc.1 Longer-term performance information can be found on pages six and seven.

Cyclical, retail companies boost performance

As always, we continued to apply our in-depth company analysis to find credits whose business prospects we believe make them worth the extra risk. Where possible, we like to buy companies opportunistically, at times when their bonds are relatively underpriced. That way, the Fund can not only receive the bonds' high current income, but also have the potential to realize price appreciation. In addition to knowing each company we invest in, an important element in our decision-making process involves an overall knowledge of the industries in which our companies operate. Sometimes, that leads us to companies that do not issue high-yield bonds, at which point we may selectively choose to take advantage of the Fund's ability to own stock.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is " Recent performance ... and what's behind the numbers." The first listing is Big 5 Holdings followed by an up arrow and the phrase "Rebounding California economy." The second listing is Bowater followed by an up arrow and the phrase "Shrinking newsprint capacity helps dominant company." The third listing is Echostar followed by a flat arrow and the phrase "Failed takeover bid."

Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Over the last 12 months, many of our cyclical holdings -- including our paper and steel companies -- helped boost performance. In the paper area, our top holding, Gaylord Container, contributed significantly to performance, as its stock rose by more than 20% from the time we bought it at the end of last year. Near the end of the period, we added Stone Container, the largest liner board manufacturer in the United States, at what we believe is an opportune moment. The industry has recently been hurt by an increase in capacity that has overshadowed demand. But we're comfortable with Stone's pre-eminent industry position and believe the bonds have the potential to appreciate once the added supply makes its way into the system. In the meantime, the bonds have an attractive
12 1/4% coupon and the company has strong, unduplicable assets. Having what we define as "strategic assets" is a key component in our company selection criteria. Another good performer was paper company Bowater, which makes newsprint, a low-end part of the paper industry now ignored by many paper companies. Stagnant capacity and strong assets have helped Bowater become the top U.S. newsprint company, and its stock has risen 34% since January.

Among our retail holdings, Hills Stores, a Midwestern chain, has seen its bond prices rise since we bought them at an inexpensive price after the company turned in several disappointing quarters. Another strong retail performer was Big 5 Holdings, a California-based sporting goods store whose bonds we also bought for an attractive price after the company suffered from temporary weather-related setbacks. But we were confident not only in company management, but also in the rebounding California economy, and the bond prices have risen nicely. On the flip side, another of our California plays, Barry's Jewelers, continues to disappoint. It, too, had the benefit of the same good California environment, but despite several leadership changes it has been unable to work out its control and management problems. The company recently filed for bankruptcy. We're holding on to the bonds, however, because we believe there's still value in the company.



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the 12 months ended May 31, 1997." The chart is scaled in increments of 5% from top to bottom, with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 17.08% total return for John Hancock High Yield Bond Fund: Class A. The second represents the 16.21% total return for John Hancock High Yield Bond Fund: Class B. The third represents the 13.13% total return for the average high current yield fund. Footnote below reads: "Total returns for John Hancock High Yield Bond Fund are at net asset value with all distributions reinvested. The average high current yield fund is tracked by Lipper Analytical Services.(1) See the following two pages for historical performance information."

Telecommunications mixed

We had mixed results with our telecommunications holdings. Nextel Communications' sales rose after it worked out the bugs of its new cellular telephone technology and demand picked up. On the other hand, Echostar, makers of satellite cable TV dishes, suffered when a takeover deal fell apart. But we still believe not only in this company's strategic assets, but also in the potential for another merger to succeed.

To come

We're remaining cautious about the outlook for high-yield bonds in the near term. After the strong price advances these bonds have experienced over the last several years, it's harder to find well priced, worthy credits and attractive yields. With all the price gains, the yield advantage that high-yield bonds enjoy over Treasuries has shrunk to historically low levels. That raises the specter that investors could begin to upgrade the credit quality of their portfolios. It also means that high-yield bondholders are being paid less to take, in most instances, the same amount of risk. A perfect example is food company DiGiorgio, which recently called in its 12% bonds, some of which the Fund held and tendered for a significantly higher price than what we had paid for them. While the Fund benefited from the price gain, it no longer holds those high coupon bonds. In their place, the company was able to issue new ones paying a 10% coupon, even though the company and the business risk remained essentially the same.

"...we still
believe
high-yield
bonds remain
attractive
over the
long term."

But we still believe high-yield bonds remain attractive over the longer term, especially as long as demand remains strong, which we believe it will in this low interest rate environment.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

See the Fund's prospectus for a detailed discussion of the risks of investing in high-yield bonds.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Bond Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended March 31, 1997

                                         ONE         FIVE     LIFE OF
                                        YEAR        YEARS       FUND
                                     ----------  ---------- ----------
John Hancock High Yield Bond Fund:
Class A(1)                              8.63%        N/A       33.05%
John Hancock High Yield Bond Fund:
Class B(2)                              7.90%      60.97%     126.41%

AVERAGE ANNUAL TOTAL RETURNS

For the period ended March 31, 1997

                                         ONE         FIVE     LIFE OF
                                        YEAR        YEARS       FUND
                                     ----------  ---------- ----------
John Hancock High Yield Bond Fund:
Class A(1)                              8.63%        N/A        7.91%
John Hancock High Yield Bond Fund:
Class B(2)                              7.90%       9.99%       9.05%

YIELDS

As of May 31, 1997

                                                             SEC 30-DAY
                                                                YIELD
                                                             ----------
John Hancock High Yield Bond Fund:
Class A                                                         9.42%
John Hancock High Yield Bond Fund:
Class B                                                         9.12%

Notes to Performance

(1) Class A shares commenced on June 30, 1993.

(2) Class B shares commenced on October 26, 1987.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Bond Fund would be worth on May 31, 1997, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio.

High Yield Bond Fund
Class A shares

Line chart with the heading High Yield Bond Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the High Yield Bond Fund on June 30, 1993, before sales charge, and is equal to $14,588 as of May 31, 1997. The second line represents the value of the Lehman Brothers High Yield Bond Index and is equal to $14,152 as of May 31, 1997. The third line represents the High Yield Bond Fund, after sales charge, and is equal to $13,931 as of May 31, 1997.

High Yield Bond Fund
Class B shares

Line chart with the heading High Yield Bond Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Lehman Brothers High Yield Bond Index and is equal to $25,387 as of May 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Bond Fund on October 26, 1987, before sales charge, and is equal to $23,685 of May 31, 1997.

* No contingent deferred sales charge applicable.




FINANCIAL STATEMENTS



Statement of Assets and Liabilities
May 31, 1997
--------------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $365,946,735)                                               $373,375,696
Common and preferred stocks and warrants (cost - $71,864,080)               80,562,335
Joint repurchase agreement (cost - $9,998,000)                               9,998,000
Corporate savings account                                                        3,206
                                                                          ------------
                                                                           463,939,237
Receivable for investments sold                                              8,042,013
Receivable for shares sold                                                   2,583,447
Dividends receivable                                                            16,592
Foreign tax receivable                                                             460
Interest receivable                                                          9,793,420
Other assets                                                                    51,913
                                                                          ------------
Total Assets                                                               484,427,082
--------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                            6,801,124
Payable for shares repurchased                                                  87,598
Payable for forward foreign currency exchange contracts sold - Note A              397
Payable for closed forward foreign currency exchange contracts - Note A        105,582
Payable to John Hancock Advisers, Inc. and affiliates - Note B                 302,051
Dividend payable                                                                37,291
Accounts payable and accrued expenses                                          144,150
                                                                          ------------
Total Liabilities                                                            7,478,193
--------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                            465,263,791
Accumulated net realized loss on investments and foreign currency
transactions                                                            (    4,858,582)
Net unrealized appreciation of investments and foreign currency
transactions                                                                16,127,794
Undistributed net investment income                                            415,886
                                                                          ------------
Net Assets                                                                $476,948,889
======================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial interest outstanding - 125,000,000 shares authorized with $0.01 per share par value, respectively)
Class A - $97,925,134/12,436,729                                          $       7.87
======================================================================================
Class B - $379,023,755/48,136,933                                         $       7.87
======================================================================================
Maximum Offering Price Per Share*
Class A - ($7.87 x 104.71%)                                               $       8.24
======================================================================================

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.






Statement of Operations
--------------------------------------------------------------------------------------
                                                                       PERIOD FROM
                                                    YEAR ENDED       NOVEMBER 1, 1996
                                                 OCTOBER 31, 1996   TO MAY 31, 1997(1)
                                                 ----------------   ------------------
Investment Income:
Interest                                              $26,344,513          $23,913,256
Dividends (net of foreign withholding taxes
of $688 and $3,416)                                       516,328            1,209,527
                                                  ---------------       --------------
                                                       26,860,841           25,122,783
                                                  ---------------       --------------

Expenses:
Investment management fee - Note B                      1,326,701            1,204,001
Distribution and service fee - Note B
Class A                                                    94,091              111,924
Class B                                                 1,940,909            1,796,947
Transfer agent fee - Note B                               318,480              287,062
Custodian fee                                              99,931               56,420
Registration and filing fees                               85,256              110,681
Auditing fee                                               48,290               26,000
Financial services fee - Note B                            37,927               42,106
Printing                                                   36,514               13,645
Trustees' fees                                             26,487               29,747

Advisory board fee                                         15,911                   --
Legal fees                                                 10,110                4,026
Miscellaneous                                               4,379                2,609
                                                  ---------------       --------------
Total Expenses                                          4,044,986            3,685,168
--------------------------------------------------------------------------------------
Net Investment Income                                  22,815,855           21,437,615
--------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized gain on investments sold                   8,079,688            7,901,905
Net realized gain (loss) on foreign currency
transactions                                          (    50,098)             234,118
Change in net unrealized appreciation/depreciation
of investments                                          3,036,975            8,480,354
Change in net unrealized appreciation/depreciation
of foreign currency transactions                           48,361               64,784
                                                  ---------------       --------------
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions                      11,114,926           16,681,161
--------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from
Operations                                            $33,930,781          $38,118,776
======================================================================================

(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.






Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED OCTOBER 31,           PERIOD FROM
                                                    ---------------------------       NOVEMBER 1, 1996
                                                       1995            1996          TO MAY 31, 1997(1)
                                                    -----------      ----------     -------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                         $ 17,462,118         $ 22,815,855            $ 21,437,615
Net realized gain (loss) on investments
sold and foreign currency transactions       (  12,008,875)           8,029,590               8,136,023
Change in net unrealized appreciation/
depreciation of investments and foreign
currency transactions                            9,302,593            3,085,336               8,545,138
                                           ---------------       --------------         ---------------
Net Increase in Net Assets Resulting from
Operations                                      14,755,836           33,930,781              38,118,776
                                           ---------------       --------------         ---------------

Distributions to Shareholders:
Dividends from net investment income
Class A -- ($0.7310, $0.7560 and
$0.4529 per share, respectively)             (   1,845,748)       (   3,878,979)          (   4,535,707)
Class B -- ($0.6738, $0.7024 and
$0.4192 per share, respectively)             (  15,681,410)       (  18,935,736)          (  16,798,872)
                                           ---------------       --------------         ---------------
Total Distributions to Shareholders          (  17,527,158)       (  22,814,715)          (  21,334,579)
                                           ---------------       --------------         ---------------
From Fund Share Transactions -- Net*:           37,374,759           77,581,499             164,429,074
                                           ---------------       --------------         ---------------
Net Assets:
Beginning of period                            172,434,616          207,038,053             295,735,618
                                           ---------------       --------------         ---------------
End of period (including undistributed
net investment income of $21,206,
distributions in excess of net investment
income of $51,675 and undistributed net
investment income of $415,886,
respectively)                                 $207,038,053         $295,735,618            $476,948,889
                                           ===============      ===============         ===============

* Analysis of Fund Share Transactions:




                                          YEAR ENDED OCTOBER 31,                                PERIOD FROM
                              -------------------------------------------------               NOVEMBER 1, 1996
                                      1995                           1996                   TO MAY 31, 1997(1)
                              ----------------------         ----------------------        -----------------------
                               SHARES        AMOUNT           SHARES        AMOUNT           SHARES        AMOUNT
                              -------       --------         -------       --------        --------       --------
CLASS A
Shares sold                 6,078,825    $43,382,586       8,767,330   $ 65,045,830       9,294,156   $ 71,427,228
Shares issued to
shareholders in
reinvestment of
distributions                 135,872        966,256         274,586      2,040,722         296,915      2,292,966
                        -------------  -------------   -------------  -------------   -------------  -------------
                            6,214,697     44,348,842       9,041,916     67,086,552       9,591,071     73,720,194
Less shares
repurchased               ( 4,135,476)  ( 29,488,564)    ( 5,722,882) (  42,359,728)    ( 4,147,415) (  31,953,487)
                        -------------  -------------   -------------  -------------   -------------  -------------
Net increase                2,079,221    $14,860,278       3,319,034   $ 24,726,824       5,443,656   $ 41,766,707
                        =============  =============   =============  =============   =============  =============
CLASS B
Shares sold                10,103,871    $71,810,000      16,014,384   $119,134,111      22,945,002   $176,520,972
Shares issued to
shareholders in
reinvestment of
distributions               1,007,375      7,154,628       1,109,704      8,233,250         848,334      6,554,413
                        -------------  -------------   -------------  -------------   -------------  -------------
                           11,111,246     78,964,628      17,124,088    127,367,361      23,793,336    183,075,385
Less shares
repurchased               ( 7,937,826)  ( 56,450,147)    (10,029,960) (  74,512,686)    ( 7,837,914) (  60,413,018)
                        -------------  -------------   -------------  -------------   -------------  -------------
Net increase                3,173,420    $22,514,481       7,094,128   $ 52,854,675      15,955,422   $122,662,367
                        =============  =============   =============  =============   =============  =============

(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund.
The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

See notes to financial statements.






Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------
                                                   FOR THE PERIOD
                                                 FROM JUNE 30, 1993            YEAR ENDED OCTOBER 31,            PERIOD FROM
                                           (COMMENCEMENT OF OPERATIONS)  ----------------------------------   NOVEMBER 1, 1996
                                                 TO OCTOBER 31, 1993        1994      1995(1)       1996    TO MAY 31, 1997(6)
                                           ----------------------------  ---------  ---------    ---------- -----------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                  $   8.10            $  8.23    $  7.33       $  7.20         $  7.55
                                                      --------           --------   --------      --------        --------
Net Investment Income                                     0.33               0.80(2)    0.72          0.76(2)         0.45
Net Realized and Unrealized Gain (Loss)
on Investments and
Foreign Currency Transactions                             0.09           (   0.83)  (   0.12)         0.35            0.32
                                                      --------           --------   --------      --------        --------
Total from Investment Operations                          0.42           (   0.03)      0.60          1.11            0.77
                                                      --------           --------   --------      --------        --------
Less Distributions:
Dividends from Net Investment Income                 (    0.29)          (   0.82)  (   0.73)     (   0.76)       (   0.45)
Distributions from Net Realized Gain on
Investments Sold                                            --           (   0.05)        --            --              --
                                                      --------           --------   --------      --------        --------
Total Distributions                                  (    0.29)          (   0.87)  (   0.73)     (   0.76)       (   0.45)
                                                      --------           --------   --------      --------        --------
Net Asset Value, End of Period                        $   8.23            $  7.33    $  7.20       $  7.55         $  7.87
                                                      ========           ========   ========      ========        ========
Total Investment Return at Net Asset Value (3)            4.96%(4)        (  0.59%)     8.83%        16.06%          10.54%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)              $  2,344            $11,696    $26,452       $52,792         $97,925
Ratio of Expenses to Average Net Assets                   0.91%(5)           1.16%      1.16%         1.10%           1.05%(5)
Ratio of Net Investment Income to Average Net
Assets                                                   12.89%(5)          10.14%     10.23%        10.31%          10.19%(5)
Portfolio Turnover Rate                                    204%               153%        98%          113%             78%
Average Brokerage Commission Rate (7)                       --                 --         --            --         $0.0583

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.







Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED OCTOBER 31                     PERIOD FROM
                                        -----------------------------------------------------    NOVEMBER 1, 1996
                                          1992       1993       1994       1995(1)      1996    TO MAY 31, 1997(6)
                                        -------    -------    -------     ---------    -------  ------------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                 $  7.44   $   7.43   $   8.23     $   7.33    $   7.20        $   7.55
                                      --------   --------   --------     --------    --------        --------
Net Investment Income                     0.87       0.80       0.74(2)      0.67        0.70(2)         0.42
Net Realized and Unrealized Gain
(Loss) on Investments and
Foreign Currency Transactions         (   0.04)      0.75  (    0.83)   (    0.13)       0.35            0.32
                                      --------   --------   --------     --------    --------        --------
Total from Investment Operations          0.83       1.55  (    0.09)        0.54        1.05            0.74
                                      --------   --------   --------     --------    --------        --------
Less Distributions:
Dividends from Net Investment
Income                                (   0.84) (    0.75) (    0.76)   (    0.67)  (    0.70)      (    0.42)
Distributions from Net Realized
Gain on Investments Sold                    --         --  (    0.05)          --          --              --
                                      --------   --------   --------     --------    --------        --------
Total Distributions                   (   0.84) (    0.75) (    0.81)   (    0.67)  (    0.70)      (    0.42)
                                      --------   --------   --------     --------    --------        --------
Net Asset Value, End of Period         $  7.43   $   8.23   $   7.33     $   7.20    $   7.55        $   7.87
                                      ========   ========   ========     ========    ========        ========

Total Investment Return at Net
Asset Value (3)                          11.56%     21.76%  (   1.33%)       7.97%      15.24%          10.06%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                               $98,560   $154,214   $160,739     $180,586    $242,944        $379,024
Ratio of Expenses to Average Net
Assets                                    2.25%      2.08%      1.91%        1.89%       1.82%           1.80%(5)
Ratio of Net Investment Income to
Average Net Assets                       11.09%     10.07%      9.39%        9.42%       9.49%           9.45%(5)
Portfolio Turnover Rate                    206%       204%       153%          98%        113%             78%
Average Brokerage Commission Rate (7)       --         --         --           --          --         $0.0583

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) Annualized.

(6) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

See notes to financial statements.






Schedule of Investments
May 31, 1997
--------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by High Yield Bond Fund on May 31, 1997. It's divided into three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of the bonds owned by the Fund.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                        PAR VALUE
                                                         INTEREST           S&P           (000s            MARKET
ISSUER, DESCRIPTION                                        RATE           RATING*        OMITTED)          VALUE
-------------------                                     ----------      ----------      ----------       ----------

BONDS
Automobile/Trucks (2.41%)
Am General Corp., Sr Note Ser B 05-01-02                 12.875%            B           $  4,500       $  4,185,000
J.B. Poindexter & Co., Inc., Sr Note 05-15-04            12.500             B-             5,750          5,778,750
Key Plastics, Inc., Sr Note 11-15-99                     14.000             B+             1,365          1,521,975
                                                                                                      -------------
                                                                                                         11,485,725
                                                                                                      -------------

Banks - Foreign (0.10%)
Sumitomo Bank International Finance N.V.,
Gtd Sub Note (Japan) 05-31-01 # (R)                       0.750             A2            50,000            487,459
                                                                                                      -------------
Building (0.65%)
Fortress Group, Inc., Sr Note 05-15-03                   13.750             B3             3,000          3,075,000
                                                                                                      -------------
Chemicals (0.42%)
OPP Petroquimica S.A., Bond (Brazil) 10-29-04 (R) (Y)    11.000             B              2,000          2,025,000
                                                                                                      -------------
Computers (0.41%)
Computervision Corp., Sr Sub Note 08-15-99               11.375             B-             2,000          1,960,000
                                                                                                      -------------
Containers (7.39%)
Gaylord Container Corp., Sr Sub Disc Deb 05-15-05        12.750             B-            15,500         16,972,500
MVE, Inc., Sr Sec Note 02-15-02                          12.500             B+             2,000          2,030,000
Owens-Illinois, Inc., Sr Sub Note 04-01-99               10.250             BB-            1,700          1,704,250
Riverwood International Corp., Gtd Sr Sub Note
04-01-08                                                 10.875             B-             5,000          4,550,000
Stone Container Corp., Unit (Sr Sub Deb &
Supplemental Interest Cert) 04-01-02                     12.250             B-             9,750          9,993,750
                                                                                                      -------------
                                                                                                         35,250,500
                                                                                                      -------------
Diversified Operations (1.25%)
Jordan Industries, Inc., Sr Sub Deb 04-01-09,
Step Coupon (11.75%, 04-01-02) (A) (R)                     Zero             B             11,259          5,967,113
                                                                                                      -------------
Electronics (0.39%)
Electronic Retailing Systems International, Inc.,
Unit (Sr Disc Note & Warrant) 02-01-04 (R)               13.250             B              1,000            685,000
Intertek Finance Plc, Sr Sub Note (United Kingdom)
11-01-06 (Y)                                             10.250             B2             1,150          1,190,250
                                                                                                      -------------
                                                                                                          1,875,250
                                                                                                      -------------
Food (2.20%)
Specialty Foods Acquisition Corp., Sr Sub Note
Ser B 08-15-03                                           11.250             B-             9,000          8,257,500
TLC Beatrice International Holdings Inc., Sr
Note 10-01-05                                            11.500             BB-            2,000          2,225,000
                                                                                                      -------------
                                                                                                         10,482,500
                                                                                                      -------------
Food Distribution (0.45%)
Americold Corp., Sr Sub Note 05-01-08                    12.875             B-             2,000          2,120,000
                                                                                                      -------------
Glass Products (1.09%)
VICAP S.A. de C.V.,
Gtd Sr Note (Mexico) 05-15-07 (R) (Y)                    11.375             B+             5,000          5,193,500
                                                                                                      -------------
Government - Foreign (0.46%)
United Mexican States, Bond (Mexico) 09-15-16 (Y)        11.375             BB             2,000          2,190,000
                                                                                                      -------------
Government - U.S. (0.81%)
United States Treasury, Bond 02-15-27                     6.625             AAA            4,000          3,853,760
                                                                                                      -------------
Insurance (0.21%)
Italy, Republic of, Privatization Exchangeable Note
(Italy) 06-28-01 (Y)                                      5.000             AA3            1,000            987,500
                                                                                                      -------------
Leisure (11.04%)
Argosy Gaming Co., Sub Note 06-01-01                     12.000             B-               250            182,500
Casino America, Inc., Sr Sec Note 08-01-03               12.500             B             11,200         11,396,000
Casino Magic Corp. - Louisiana, 1st Mtg 08-15-03 (R)     13.000             B-             5,500          4,620,000
Coast Hotels & Casinos, Inc., 1st Mtg Ser B 12-15-02     13.000             B              3,000          3,330,000
GB Property Funding Corp., 1st Mtg 01-15-04              10.875             B             10,000          8,850,000
Lady Luck Gaming Corp., 1st Mtg 03-01-01                 11.875             B-             2,750          2,753,437
Showboat, Inc., Sr Sub Note 08-01-09                     13.000             B              2,000          2,320,000
Trump Atlantic City Associates, 1st Mtg Note 05-01-06    11.250             BB-            7,000          6,860,000
Trump Castle Funding, Inc., 1st Mtg Note 11-15-03        11.750             CAA            3,000          2,565,000
Trump Hotels & Casino Resorts Funding, Inc./Holdings,
L.P., Sr Sec Note 06-15-05                               15.500             B+             8,520          9,755,400
                                                                                                      -------------
                                                                                                         52,632,337
                                                                                                      -------------
Manufacturing (3.23%)
Geberit International, S.A., Sr Sub Note (Luxembourg)
04-15-07 (R) (Y) #                                       10.125             B+               100             62,043
International Semi-Tech Microelectronics Inc.,
Sr Disc Note 08-15-03, Step Coupon (11.50%, 08-15-00)
(Canada) (A) (Y)                                           Zero             B+            17,282         10,542,020
Remington Arms Company, Inc., Sr Sub Note 12-01-03 (R)   10.000             B              4,000          3,200,000
Tokheim Corp., Sr Sub Note Ser B 08-01-06                11.500             B3             1,500          1,612,500
                                                                                                      -------------
                                                                                                         15,416,563
                                                                                                      -------------
Media (3.12%)
American Telecasting, Inc.,
Sr Disc Note Ser B 08-15-05, Step Coupon (14.50%,
08-15-00) (A)                                              Zero             CCC+           2,000            620,000
Australis Media Ltd., Unit (Sr Sub Disc Note 05-15-03
& Warrant), Step Coupon (15.75%, 05-15-00) (Australia)
(A) (Y)                                                    Zero             B              3,000          1,860,000
Marcus Cable Co., L.P., Sr Disc Note 12-15-05, Step
Coupon (14.25%, 6-15-00) (A)                               Zero             B             12,000          9,120,000
Radio One Inc., Sr Sub Note 05-15-04, Step Coupon
(12.00%, 05-15-00) (A) (R)                                7.000             B              2,000          1,765,000
Scandinavian Broadcasting System S.A., Sub Deb
(Luxembourg) 08-01-05 (Y)                                 7.250             B              1,555          1,539,450
                                                                                                      -------------
                                                                                                         14,904,450
                                                                                                      -------------
Oil & Gas (1.62%)
Kelley Oil & Gas Partners Ltd.,
Sub Note 12-15-99                                         7.875             B-             4,550          4,186,000
Deb 04-01-00                                              8.500             B-             1,500          1,440,000
Maxus Energy Corp., Deb 11-15-15                         11.500             BB-            2,000          2,100,000
                                                                                                      -------------
                                                                                                          7,726,000
                                                                                                      -------------
Paper & Paper Products (4.66%)
APP Finance II Mauritius Ltd., Bond (Indonesia)
12-29-49 (R) (Y)                                         12.000             B+             5,500          5,486,250
APP International Finance Co. B.V., Gtd Sec Note
(Indonesia) 10-01-05 (R) (Y)                             11.750             BB               750            808,125
Florida Coast Paper LLC, 1st Mtg Ser B 06-01-03          12.750             B              4,000          4,040,000
Grupo Industrial Durango, S.A., Note (Mexico)
08-01-03 (Y) #                                           12.625             BB-              615            688,800
Indah Kiat International Finance Co., Gtd Sec Bond
Ser C (Indonesia) 06-15-06 (Y)                           12.500             BB             2,500          2,812,500
Repap New Brunswick, Sr Note (Canada) 04-15-05, (Y)      10.625             CC             8,000          7,480,000
Uniforet Inc., Gtd Sr Sec Note (Canada) 10-15-06 (Y)     11.125             B              1,000            910,000
                                                                                                      -------------
                                                                                                         22,225,675
                                                                                                      -------------
Pollution Control (1.83%)
ICF Kaiser International, Inc.,
Sr Note Ser B 12-31-03                                   13.000             B              1,000          1,050,000
Sr Sub Note 12-31-03                                     13.000             B-               750            750,000
Unit (Sr Sub Note & Warrant) 12-31-03                    13.000             B-             7,000          6,930,000
                                                                                                      -------------
                                                                                                          8,730,000
                                                                                                      -------------
Printing (0.43%)
Sullivan Graphics, Inc., Sr Sub Note 08-01-05            12.750             CAA            2,000          2,030,000
                                                                                                      -------------
Protection (1.06%)
Mosler, Inc., Sr Note Ser A 04-15-03                     11.000             CCC-           5,500          5,060,000
                                                                                                      -------------
Retail (5.31%)
Barry's Jewelers, Inc., Sr Note 12-22-00                 11.000             CAA            6,000          3,600,000
Big 5 Holdings, Sr Sub Note Ser B 09-15-02               13.625             B-             7,940          8,416,400
Duane Reade Corp., Sr Note 09-15-02                      12.000             B-               636            667,800
Hills Stores Co., Sr Note Ser B 07-01-03                 12.500             B2            14,250         12,344,063
Lechters, Inc., Sub Note 09-27-01                         5.000             B                500            320,000
                                                                                                      -------------
                                                                                                         25,348,263
                                                                                                      -------------
Steel (14.36%)
Algoma Steel, Inc., 1st Mtg 07-15-05                     12.375             B              1,500          1,695,000
Altos Hornos de Mexico S.A., Bond (Mexico) 04-30-04
(R) (Y)                                                  11.875             B1             3,000          3,191,250
Gulf States Steel, Inc. of Alabama, 1st Mtg 04-15-03     13.500             B             16,750         16,289,375
Haynes International, Inc., Sr Note 09-01-04             11.625             B-            10,000         10,750,000
IVACO, Inc., Sr Note (Canada) 09-15-05 (Y)               11.500             B+             9,321         10,031,726
NS Group, Inc.,
Sr Note 07-15-03                                         13.500             B-             3,000          3,277,500
Unit (Sr Sec Note & Warrant) 07-15-03                    13.500             B-             9,000         10,305,000
Republic Engineered Steels, Inc., 1st Mtg 12-15-01        9.875             CCC+           8,000          7,520,000
Sheffield Steel Corp., Sr Note 11-01-01                  12.000             B3             5,150          4,841,000
Weirton Steel Corp., Sr Note 03-01-98                    11.500             B                580            591,600
                                                                                                      -------------
                                                                                                         68,492,451
                                                                                                      -------------
Supermarkets (0.28%)
Supermercados Norte, Bond (Argentina) 02-09-04 (R)
(Y)                                                      10.875             B1             1,300          1,342,250
                                                                                                      -------------
Telecommunications (11.06%)
Comunicacion Celular S.A.,
Bond 11-15-03, Step Coupon (13.125%, 11-15-00)
(Colombia) (A) (Y)                                         Zero             B+             3,250          2,323,750
EchoStar Satellite Broadcasting Corp.,
Sr Disc Note 03-15-04, Step Coupon (13.125%, 3-15-00)
(A)                                                        Zero             B-            12,445          8,462,600
Fonorola, Inc., Gtd Sr Sec Note (Canada) 08-15-02 (Y)    12.500             B+             1,500          1,650,000
Globalstar L.P. Capital, Unit (Sr Note 02-15-04 &
Warrant) (R)                                             11.375             B             10,125         10,125,000
IMPSAT Corp., Gtd Sr Sec Note 07-15-03                   12.125             BB-              465            497,550
Innova S de R.L., Sr Note (Mexico) 04-01-07 (R) (Y)      12.875             B-             2,000          2,090,000
Ionica Plc, Sr Note (United Kingdom) 08-15-06 (Y)        13.500             B              1,000          1,045,000
McCaw International Ltd.,
Unit (Sr Disc Note 04-15-07 & Warrant), Step Coupon
(13.000%, 04-15-02) (A) (R)                                Zero             B              5,750          2,817,500
Nextel Communications, Inc.,
Sr Disc Note 09-01-03, Step Coupon (11.50%, 09-01-98)
(A)                                                        Zero             CCC-           2,000          1,720,000
Sr Disc Note 08-15-04, Step Coupon (9.75%, 02-15-99)
(A)                                                        Zero             CCC-          14,900         11,324,000
Paging Network, Inc., Sr Sub Note 10-15-08               10.000             B              9,050          8,552,250
Primeco, Inc., Sr Sub Note 03-01-05                      12.750             B                667            750,375
Shared Technologies Fairchild, Inc.,
Sr Sub Disc Note 03-01-06, Step Coupon (12.25%,
03-01-99) (A)                                              Zero             CAA            1,600          1,392,000
                                                                                                      -------------
                                                                                                         52,750,025
                                                                                                      -------------
Textile (1.47%)
Apparel Ventures, Inc., Sr Note Ser B 12-31-00           12.250             B-             2,350          2,026,875
Willcox & Gibbs, Inc., Sr Note 12-15-03 (R)              12.250             B+             5,000          5,000,000
                                                                                                      -------------
                                                                                                          7,026,875
                                                                                                      -------------
Tobacco (0.11%)
Liggett Group, Inc., Sr Note Ser B 02-01-99              11.500             B              1,000            545,000
                                                                                                      -------------
Utilities (0.46%)
CE Casecnan Water & Energy Co., Inc., Sr Note Ser A
(Philippines) 11-15-05 (Y)                               11.450             BB             2,000          2,192,500
                                                                                                      -------------
                                                                        TOTAL BONDS
                                                                 (Cost $365,946,735)    (  78.28%)      373,375,696
                                                                                        ----------    -------------

See notes to financial statements.






                                                                                     NUMBER OF
                                                                                   SHARES, UNITS           MARKET
ISSUER, DESCRIPTION                                                                 OR WARRANTS            VALUE
-------------------                                                                -------------          -------

COMMON AND PREFERRED STOCKS AND WARRANTS
American Telecasting, Inc., Warrant **                                                   2,000          $     200
Ampex Corp. (Class A), Common Stock  **                                                100,000            643,750
AVI Holdings, Inc., Warrant (R) **                                                       1,500              7,500
Barry's Jewelers, Inc., Common Stock **                                                 40,000             16,248
Bowater, Inc., Common Stock                                                           100, 820          4,977,988
Browne Bottling Co., Warrant **                                                            237                  2
Burlington Motor Holdings Inc., Warrant **                                                  95                 --
Burlington Motor Holdings Inc., Preferred Stock                                             90             37,500
Cablevision Systems Corp., Ser M Preferred Stock                                        21,127          2,001,783
Champion International Corp., Common Stock                                              50,000          2,468,750
CHC Helicopter Corp., Warrant (Canada) (Y) **                                           16,000             16,000
Comunicacion Celular S.A., Warrant (Colombia) (Y) **                                    32,500            243,750
Continental Air Finance Trust, Preferred Stock (R)                                      45,500          3,617,250
Crown Packaging Holdings Ltd., Common Stock (Canada) (Y) **                              2,750             22,000
Decorative Home Accents, Inc., Common Stock **                                           1,000                 10
Farm Fresh Holdings Corp., (Class B), Common Stock **                                    1,000              8,000
Gaylord Container Corp. (Class A), Common Stock **                                     400,000          3,275,000
Granite Broadcasting Corp., Preferred Stock (R)                                         20,640          1,965,960
Great Atlantic & Pacific Tea Co., Inc., Common Stock                                   169,800          4,690,725
Haynes Holdings, Inc., Common Stock **                                                  67,938            806,764
ICF Kaiser International, Inc., Warrant **                                               7,000              3,500
Ithaca Industries, Inc., Common Stock **                                               235,000          1,880,000
Lady Luck Gaming Corp., Common Stock **                                                 66,335          2,122,720
Mercury Finance Co., Common Stock **                                                   200,000            525,000
Nextlink Communications Inc., Preferred Stock (R)                                       31,061          1,553,050
Nextlink Communications Inc., Warrant (R) **                                            30,000                 --
Northwest Airlines Corp. (Class A), Common Stock **                                    375,000         15,515,625
Petroleum Heat & Power Co., Inc., Preferred Stock (R)                                  100,000          2,400,000
Qantas Airways Ltd., Common Stock American Depositary Shares (ADS) (Australia)
# (R) (Y)                                                                               32,200            681,439
Qualcomm Financial Trust, Preferred Stock (R)                                           60,000          2,910,000
Renaissance Cosmetics, Warrant **                                                        4,000            200,000
SFX Broadcasting, Inc., Ser E Preferred Stock                                           90,000          9,630,000
Sheffield Steel Corp., Warrant **                                                          500              1,500
Sterling Chemicals Holdings, Warrant **                                                  1,000             35,000
US Airways Group, Inc., Ser B Preferred Stock                                           91,200          7,911,600
USX-Delhi Group, Common Stock                                                          320,000          4,360,000
Wang Laboratories Inc., Ser B Preferred Stock                                          100,000          4,975,000
Weirton Steel Corp., Common Stock **                                                   100,000            300,000
Western Pacific Airlines, Inc., Common Stock **                                         10,000             57,500
Westshore Terminals Inc., Common Stock (Canada) # (Y)                                  160,000            701,221
                                                                                                      -----------
TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
(Cost $71,864,080)                                                                    (  16.89%)       80,562,335
                                                                                   -----------        -----------

See notes to financial statements.






                                                                                             PAR VALUE
                                                                             INTEREST          (000s         MARKET
ISSUER, DESCRIPTION                                                            RATE           OMITTED)       VALUE
-------------------                                                          --------        ---------       ------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.10%)
Investment in a joint repurchase agreement transaction with
Swiss Bank Corp. - Dated 05-30-97, Due 06-02-97
(secured by U.S. Treasury Notes, 6.375%, Due 05-15-99,
U.S. Treasury Bonds, 6.250% - 11.250%, Due 11-15-08
thru 08-15-23) - Note A                                                      5.560%          $   9,998   $  9,998,000
                                                                                                        -------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company, Daily Interest Savings Account, Current
Rate 4.95%                                                                                                      3,206
                                                                                                        -------------
TOTAL SHORT-TERM INVESTMENTS                                                                  (   2.10%)   10,001,206
                                                                                         -------------  -------------
TOTAL INVESTMENTS                                                                             (  97.27%) $463,939,237
                                                                                         =============  =============

NOTES TO THE SCHEDULE OF INVESTMENTS

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer;
    however, security is U.S. dollar denominated.

#   Par value of foreign bonds and shares outstanding of common stocks is expressed in local currency, as shown parenthetically in security description.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $68,000,689 as of May 31, 1997.

*   Credit ratings are unaudited and rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and
    Poor's ratings are not available.

**  Non-income producing security.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration
May 31, 1997
------------------------------------------------------------------------------------------------------------------------
The High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this
Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at May 31, 1997 assigned to country categories.

                                                                                                         MARKET VALUE
                                                                                                        AS A PERCENTAGE
                                                                                                            OF FUND'S
COUNTRY DIVERSIFICATION                                                                                    NET ASSETS
-----------------------                                                                            -----------------------
Argentina                                                                                                    0.28%
Australia                                                                                                    0.53
Brazil                                                                                                       0.42
Canada                                                                                                       6.57
Colombia                                                                                                     0.54
Indonesia                                                                                                    1.91
Italy                                                                                                        0.21
Japan                                                                                                        0.10
Luxembourg                                                                                                   0.34
Mexico                                                                                                       2.80
Philippines                                                                                                  0.46
United Kingdom                                                                                               0.47
United States                                                                                               82.64
                                                                                                         --------
TOTAL INVESTMENTS                                                                                           97.27%
                                                                                                         ========

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.






                                                                                                         MARKET VALUE
                                                                                                        AS A PERCENTAGE
                                                                                                            OF FUND'S
QUALITY DISTRIBUTION                                                                                       NET ASSETS
-----------------------                                                                            -----------------------
AAA                                                                                                          0.81%
AA                                                                                                           0.21
A                                                                                                            0.10
BB                                                                                                           4.63
B                                                                                                           63.45
CAA                                                                                                          2.01
CCC                                                                                                          5.50
CC                                                                                                           1.57
                                                                                                         --------
TOTAL BONDS                                                                                                 78.28%
                                                                                                         ========

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

NOTE A --
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock High Yield Bond Fund (the "Fund"), John Hancock Intermediate Maturity Government Fund and John Hancock Government Income Fund (collectively, the "Funds"). The other two series of the Trust are reported in separate financial statements. On June 25, 1996 the Trustees voted to approve a change in the fiscal period from October 31 to May 31. This change is effective May 31, 1997.The investment objective of the Fund is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high-yielding debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,858,582 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires May 31, 2003. The Fund's tax year end is May 31.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended May 31, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

Open foreign currency forward buy contracts at May 31, 1997, were as follows:

              PRINCIPAL AMOUNT     EXPIRATION     UNREALIZED
CURRENCY     COVERED BY CONTRACT     MONTH       DEPRECIATION
--------     -------------------   ----------    ------------
GERMAN
DEUTSCHE MARK      103,000           JUL 97        ($  397)
                                                    ======

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value,
(b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended May 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $946,242. Out of this amount, $115,431 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $662,692 was paid as sales commissions to unrelated broker-dealers and $168,119 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended May 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $362,711.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of 0.01875% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,074.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended May 31, 1997, aggregated $412,894,160 and $264,672,907, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies during the period ended May 31, 1997, aggregated $27,184,883 and $23,249,789, respectively.

The cost of investments owned at May 31, 1997 (including the joint repurchase agreement) for federal income tax purposes was $447,808,815. Gross unrealized appreciation and depreciation of investments aggregated $25,950,585 and $9,823,369, respectively, resulting in net unrealized appreciation of $16,127,216.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the period ended May 31, 1997, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $364,525, an increase in accumulated net realized loss on investments of $283,963 and a decrease in capital paid-in of $80,562. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.



REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Bond Trust

John Hancock High Yield Bond Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock High Yield Bond Fund (the "Fund"), one of the portfolios constituting John Hancock Bond Trust, including the schedule of investments, as of May 31, 1997, and the related statement of operations for the period from November 1, 1996 to May 31, 1997 and for the year ended October 31, 1996, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Bond Fund portfolio of John Hancock Bond Trust at May 31, 1997, the results of its operations for the period from November 1, 1996 to May 31, 1997 and the year ended October 31, 1996, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                /S/ ERNST & YOUNG LLP
Boston, Massachusetts
July 11, 1997



TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the dividends of the Fund during its fiscal year ended May 31, 1997. All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 1996 dividends qualify for the dividends received deduction available to corporations.

Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January of 1998. This will reflect the total of all distributions which are taxable for calendar year 1997.


NOTES

John Hancock High Yield Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]


NOTES

John Hancock High Yield Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

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                                                 5700A 5/97
                                                       7/97